================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  -------------



         Date of Report (Date of earliest event reported): July 26, 2004



                          BOSTON SCIENTIFIC CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



   DELAWARE                          1-11083                    04-2695240
---------------                   -----------                  -------------
(State or other                   (Commission                  (IRS employer
 jurisdiction of                  file number)               identification no.)
 incorporation)


          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
          -------------------------------------------------- ----------
               (Address of principal executive offices)      (Zip code)



       Registrant's telephone number, including area code: (508) 650-8000



================================================================================

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

            99.1 Press Release issued by Boston Scientific Corporation dated July 26, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On July 26, 2004, Boston Scientific Corporation (the "Company") issued a press release announcing financial results for the second quarter ended June 30, 2004. A copy of the release is furnished with this report as Exhibit 99.1.

            The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                               BOSTON SCIENTIFIC CORPORATION




Date:  July 26, 2004           By:  /s/ Lawrence J. Knopf
                                    --------------------------------------------
                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel

                                INDEX TO EXHIBITS




Exhibit Number                   Description
--------------                   -----------


   99.1 Press Release issued by Boston Scientific Corporation dated July 26, 2004.